Supplement to the

Fidelity® Core Dividend ETF

September 8, 2016

As Revised January 13, 2017

Summary Prospectus

As of November 9, 2017, Fidelity Core Dividend ETF will be renamed Fidelity High Dividend ETF. Additionally, Fidelity Core Dividend Index will be renamed Fidelity High Dividend Index.

As of November 9, 2017, the following information replaces similar information for Fidelity Core Dividend ETF found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

Normally investing at least 80% of assets in securities included in the Fidelity High Dividend Index and in depository receipts representing securities included in the index. The Fidelity High Dividend Index is designed to reflect the performance of stocks of large and mid-capitalization high-dividend-paying companies that are expected to continue to pay and grow their dividends.

T17-SUM-17-01	August 23, 2017
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